Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record First Quarter 2013 Earnings

Company raises full-year EPS guidance

ATLANTA – April 23, 2013 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record first quarter 2013 non-GAAP adjusted diluted earnings per share of $0.74 compared to $0.60 in the first quarter of 2012, on license revenue of $14.2 million and record first quarter total revenue of $96.6 million. GAAP diluted earnings per share for the first quarter was a record $0.68 compared to $0.55 in the prior year first quarter.

Manhattan Associates President and CEO Eddie Capel commented, “We’re very pleased with our first quarter performance. We posted solid financial results and our competitive win rates remain strong. While it remains somewhat difficult to predict the effect of the sluggish global economy, we are well positioned for a solid year in 2013 and beyond.”

FIRST QUARTER 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.74 in the first quarter of 2013, compared to $0.60 in the first quarter of 2012.

•	GAAP diluted earnings per share was $0.68 in the first quarter of 2013, compared to $0.55 in the first quarter of 2012.

•

Consolidated total revenue was $96.6 million in the first quarter of 2013, compared to $91.5 million in the first quarter of 2012. License revenue was $14.2 million in the first quarter of 2013, compared to $15.6 million in the first quarter of 2012.

•	Adjusted operating income, a non-GAAP measure, was $21.6 million in the first quarter of 2013, compared to $19.6 million in the first quarter of 2012.

•	GAAP operating income was $19.7 million in the first quarter of 2013, compared to $17.9 million in the first quarter of 2012.

•

Cash flow from operations was $20.1 million in the first quarter of 2013, compared to $13.1 million in the first quarter of 2012. Days Sales Outstanding was 56 days at March 31, 2013, compared to 60 days at December 31, 2012.

•	Cash and investments on-hand were $108.5 million at March 31, 2013, compared to $103.0 million at December 31, 2012.

•

During the three months ended March 31, 2013, the Company repurchased 225,632 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $15.9 million. In April 2013, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SALES ACHIEVEMENTS:

•	Three contracts of $1.0 million or more in recognized license revenue during the first quarter of 2013.

•

Completing software license wins with new customers such as: eStore Logistics, Fulfillment Services Solution, Innnes, P T Chandra Supermarkets, Redmart, Target Australia and Zhejiang Yongsheng Pharmaceutical Logistics.

•

Expanding relationships with existing customers such as: AcuSport, Assuramed, ATB Market, Benjamin Moore & Co, Cabela’s, Carolina Logistics Services, Cotton On Group Services, Devanlay, DOME Corporation, El Corte Ingles, Federal Emergency Management Agency (FEMA), Guthy-Renker Fulfillment Services, Hayneedle, Ingram Industries, Innotrac Corporation, Michael Kors, Niagara Bottling, Ozburn-Hessey Logistics, Performance Team Freight Systems, Primark Stores, ProSilver Star, Republic National Distributing Company, Retail Brand Alliance, Richline Group, Speed Transportation, The Container Store, The Hillman Group and Wolverine Worldwide.

2013 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2013:

	Guidance Range—2013 Full Year
($‘s in millions, except EPS)	$ Range		% Growth Range
Total revenue—current guidance	$410	$415	9%	10%
Diluted earnings per share (EPS):
Adjusted EPS—current guidance	$3.21	$3.27	14%	16%
GAAP EPS—current guidance	$2.91	$2.97	14%	16%
Adjusted EPS—previous guidance	$3.15	$3.21	12%	14%
GAAP EPS—previous guidance	$2.85	$2.91	11%	14%

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning June 15, 2013, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2013 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of July 2013.

CONFERENCE CALL

The Company’s conference call regarding its first quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday April 23, 2013. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.855.859.2056 outside the U.S., and entering the conference identification number 30824907 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ second quarter 2013 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended March 31, 2013.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 23-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages Manhattan Associates’ Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2013 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
	(unaudited)
Revenue:
Software license	$14,245	$15,587
Services	74,887	70,370
Hardware and other	7,469	5,524

Total revenue	96,601	91,481
Costs and expenses:
Cost of license	1,778	1,777
Cost of services	35,046	31,710
Cost of hardware and other	6,214	4,448
Research and development	11,476	11,551
Sales and marketing	11,434	12,403
General and administrative	9,508	10,308
Depreciation and amortization	1,484	1,344

Total costs and expenses	76,940	73,541

Operating income	19,661	17,940
Other income (loss), net	151	(124)

Income before income taxes	19,812	17,816
Income tax provision	6,457	6,414

Net income	$13,355	$11,402

Basic earnings per share	$0.69	$0.57
Diluted earnings per share	$0.68	$0.55
Weighted average number of shares:
Basic	19,327	19,904
Diluted	19,685	20,637

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
GAAP Operating income	$19,661	$17,940
Equity-based compensation (a)	1,907	1,660
Purchase amortization (b)	2	2

Adjusted operating income (Non-GAAP)	$21,570	$19,602

GAAP Income tax provision	$6,457	$6,414
Equity-based compensation (a)	671	598
Purchase amortization (b)	1	1

Adjusted income tax provision (Non-GAAP)	$7,129	$7,013

GAAP Net income	$13,355	$11,402
Equity-based compensation (a)	1,236	1,062
Purchase amortization (b)	1	1

Adjusted net income (Non-GAAP)	$14,592	$12,465

GAAP Diluted EPS	$0.68	$0.55
Equity-based compensation (a)	0.06	0.05
Purchase amortization (b)	—	—

Adjusted diluted EPS (Non-GAAP)	$0.74	$0.60

Fully diluted shares	19,685	20,637

(a)	To be consistent with other companies in the software industry, we report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 31, 2013 and 2012:

	Three Months Ended March 31,
	2013	2012
Cost of services	$249	$(124)
Research and development	298	283
Sales and marketing	512	633
General and administrative	848	868

Total equity-based compensation	$1,907	$1,660

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$101,093	$96,737
Short term investments	7,452	6,310
Accounts receivable, net of allowance of $5,207 and $6,235 in 2013 and 2012, respectively	59,587	62,102
Deferred income taxes	7,798	7,787
Prepaid expenses and other current assets	9,291	8,571

Total current assets	185,221	181,507
Property and equipment, net	14,749	15,650
Goodwill, net	62,259	62,265
Deferred income taxes	717	732
Other assets	1,595	1,659

Total assets	$264,541	$261,813

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,722	$10,229
Accrued compensation and benefits	14,561	16,720
Accrued and other liabilities	11,262	12,233
Deferred revenue	57,932	47,935
Income taxes payable	—	4,024

Total current liabilities	90,477	91,141
Other non-current liabilities	11,018	9,163
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2013 or 2012	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 19,471,417 and 19,620,967 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	195	196
Retained earnings	167,634	166,016
Accumulated other comprehensive loss	(4,783)	(4,703)

Total shareholders’ equity	163,046	161,509

Total liabilities and shareholders’ equity	$264,541	$261,813

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2013	2012
	(unaudited)
Operating activities:
Net income	$13,355	$11,402
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,484	1,344
Equity-based compensation	1,907	1,660
Loss on disposal of equipment	1	—
Tax benefit of stock awards exercised/vested	4,206	4,491
Excess tax benefits from equity-based compensation	(4,163)	(3,634)
Deferred income taxes	1,682	2,564
Unrealized foreign currency (gain) loss	(75)	172
Changes in operating assets and liabilities:
Accounts receivable, net	2,255	(627)
Other assets	(594)	(292)
Accounts payable, accrued and other liabilities	(6,652)	(5,517)
Income taxes	(3,720)	(832)
Deferred revenue	10,414	2,328

Net cash provided by operating activities	20,100	13,059

Investing activities:
Purchase of property and equipment	(598)	(1,796)
Net (purchases) maturities of investments	(1,115)	2,106

Net cash (used in) provided by investing activities	(1,713)	310

Financing activities:
Purchase of common stock	(20,474)	(33,487)
Proceeds from issuance of common stock from options exercised	2,623	16,108
Excess tax benefits from equity-based compensation	4,163	3,634

Net cash used in financing activities	(13,688)	(13,745)

Foreign currency impact on cash	(343)	473

Net change in cash and cash equivalents	4,356	97
Cash and cash equivalents at beginning of period	96,737	92,180

Cash and cash equivalents at end of period	$101,093	$92,277

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.55	$0.70	$0.69	$0.63	$2.56	$0.68
Adjustments to GAAP:
Equity-based compensation	0.05	0.06	0.07	0.08	0.26	0.06
Purchase amortization	—	—	—	—	—	—

Adjusted Diluted EPS	$0.60	$0.76	$0.75	$0.71	$2.82	$0.74

2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue:
Americas	$73,195	$77,094	$79,657	$77,646	$307,592	$79,820
EMEA	12,407	12,334	10,589	11,808	47,138	11,431
APAC	5,879	4,139	5,595	5,905	21,518	5,350

	$91,481	$93,567	$95,841	$95,359	$376,248	$96,601

GAAP Operating Income:
Americas	$13,685	$18,130	$17,718	$15,984	$65,517	$16,964
EMEA	2,580	2,944	2,707	1,494	9,725	1,753
APAC	1,675	268	1,252	1,636	4,831	944

	$17,940	$21,342	$21,677	$19,114	$80,073	$19,661

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,660	$1,977	$2,158	$2,543	$8,338	$1,907
Purchase amortization	2	1	2	1	6	2

	$1,662	$1,978	$2,160	$2,544	$8,344	$1,909

Adjusted non-GAAP Operating Income:
Americas	$15,347	$20,108	$19,878	$18,528	$73,861	$18,873
EMEA	2,580	2,944	2,707	1,494	9,725	1,753
APAC	1,675	268	1,252	1,636	4,831	944

	$19,602	$23,320	$23,837	$21,658	$88,417	$21,570

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$46,621	$45,497	$47,082	$46,042	$185,242	$49,151
Customer support and software enhancements	23,749	23,825	24,804	26,252	98,630	25,736

Total services revenue	$70,370	$69,322	$71,886	$72,294	$283,872	$74,887

4.	Hardware and other revenue includes the following items (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Hardware revenue	$3,054	$5,740	$4,234	$5,242	$18,270	$4,175
Billed travel	2,470	3,160	3,557	3,425	12,612	3,294

Total hardware and other revenue	$5,524	$8,900	$7,791	$8,667	$30,882	$7,469

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue	$(136)	$(1,251)	$(958)	$(128)	$(2,473)	$(182)
Costs and expenses	(848)	(2,067)	(1,845)	(422)	(5,182)	(541)

Operating income	712	816	887	294	2,709	359
Foreign currency (losses) gains in other income	(370)	571	(564)	231	(132)	(179)

	$342	$1,387	$323	$525	$2,577	$180

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Operating income	$704	$1,193	$1,161	$348	$3,406	$440
Foreign currency (losses) gains in other income	(144)	724	(500)	282	362	4

Total impact of changes in the Indian Rupee	$560	$1,917	$661	$630	$3,768	$444

6.	Other income (expense) includes the following components (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Interest income	$264	$228	$278	$292	$1,062	$326
Foreign currency (losses) gains	(370)	571	(564)	231	(132)	(179)
Other non-operating (expense) income	(18)	3	39	11	35	4

Total other (expense) income	$(124)	$802	$(247)	$534	$965	$151

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Stock options	$120	$140	$138	$223	$621	$148
Restricted stock	1,540	1,837	2,020	2,320	7,717	1,759

Total equity-based compensation	1,660	1,977	2,158	2,543	8,338	1,907
Income tax provision	598	711	777	942	3,028	671

Net income	$1,062	$1,266	$1,381	$1,601	$5,310	$1,236

Diluted earnings per share	$0.05	$0.06	$0.07	$0.08	$0.26	$0.06
Diluted earnings per share—stock options	$0.00	$—	$—	$0.01	$0.02	$—
Diluted earnings per share—restricted stock	$0.05	$0.06	$0.07	$0.07	$0.24	$0.06

8.	Capital expenditures are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Capital expenditures	$1,796	$1,454	$1,086	$3,537	$7,873	$598

9.	Stock Repurchase Activity (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Shares purchased under publicly-announced buy-back program	653	346	419	527	1,945	226
Shares withheld for taxes due upon vesting of restricted stock	66	3	5	4	78	70

Total shares purchased	719	349	424	531	2,023	296
Total cash paid for shares purchased under publicly-announced buy-back program	$30,647	$16,616	$21,202	$31,223	$99,688	$15,929
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	2,840	132	230	265	3,467	4,545

Total cash paid for shares repurchased	$33,487	$16,748	$21,432	$31,488	$103,155	$20,474